United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 21, 2007
ALSIUS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15770 Laguna Canyon Road, Suite 150, Irvine, California		92618

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (949) 453-0150
Ithaka Acquisition Corp., 100 South Pointe Drive, 23rd Floor, Miami, Florida 333139

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 2.02 Results of Operations and Financial Condition.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification to Rights of Security Holders.
Item 4.01 Changes in Registrant’s Certifying Accountants.
Item 5.01 Changes in Control of Registrant.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
Item 5.06 Change in Shell Company Status.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.2
Exhibit 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 16.1
EXHIBIT 21.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On June 21, 2007, under an Amended and Restated Agreement and Plan of Merger, dated February 23, 2007, as amended as of May 1, 2007 (the “Merger Agreement”), Ithaka Acquisition Corp. (“Ithaka”) consummated a merger with Alsius Corporation (“Alsius”), a California corporation. As a result, Ithaka Sub Acquisition Corp. (“Merger Sub”), a California corporation and wholly owned subsidiary of Ithaka, merged with and into Alsius. The parties to the Merger Agreement included Ithaka, Merger Sub, Alsius and certain shareholders of Alsius. On June 25, 2007, Ithaka and Alsius issued a press release announcing the closing of the transaction (“Closing”), which is attached to this Current Report on Form 8-K as Exhibit 99.3.
      At the closing of the merger, the Alsius stockholders and noteholders were issued an aggregate of 8,000,000 shares of Ithaka common stock. Additionally, Alsius shareholders will receive a pro rata portion of up to an additional 6,000,000 shares of Ithaka common stock (“contingent shares”), if the combined company meets specified revenue targets in 2007, 2008 and 2009. Holders of 972,100 shares of common stock voted against the merger and elected to convert their shares into a pro rata portion of the trust fund (approximately $5.66 per share or an aggregate of approximately $5,502,086). After giving effect to the issuance of shares of common stock in the merger (but excluding the contingent shares), and assuming that all holders who requested conversion of their shares actually perfect such conversion, there are currently 18,002,000 shares of Ithaka common stock and options and warrants to purchase 19,016,916 shares of common stock outstanding.
     Also effective upon closing, Ithaka changed its name to Alsius Corporation (the “Registrant”) and Alsius changed its name to Alsius Medical Corporation. Thus, Ithaka is now a holding company called Alsius Corporation operating though its wholly owned subsidiary Alsius Medical Corporation (hereinafter referred to as the “Company”).
     Ithaka also entered into an escrow agreement on June 21, 2007 covering the release of contingent shares and certain indemnification obligations of the Alsius stockholders. The material terms of the escrow agreement are contained in the section of Ithaka’s Definitive Proxy Statement (SEC File No. 000-51362) filed June 8, 2007 (hereinafter referred to as the “Proxy Statement”) entitled “The Merger Agreement — Indemnification” beginning on page 85 and are hereby incorporated by reference. The escrow agreement is filed as Exhibit 10.1 to this Form 8-K.
     Additionally, 2,850,000 shares of Ithaka common stock have been reserved for issuance under the 2006 Equity Incentive Plan.
Business.
     The business of the Company is described in the Proxy Statement in the Section entitled “Business of Alsius” beginning on page 113 and that information is incorporated herein by reference.
Risk Factors.
     The risks associated with the Company’s business are described in the Proxy Statement in the Section entitled “Risk Factors” beginning on page 26 and are incorporated herein by reference.

     Financial Information.
     Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant. Reference is further made to the disclosure contained in the Proxy Statement in the Section entitled “Alsius’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 131, which is incorporated herein by reference.
Employees.
     The employees of the Company are described in the Proxy Statement in the Section entitled “Business of Alsius — Employees” on page 130 and that information is incorporated herein by reference.
Properties.
     The properties of the Company are described in the Proxy Statement in the Section entitled “Business of Alsius — Properties and Principal Executive Office” on page 130 and that information is incorporated herein by reference
Security Ownership of Certain Beneficial Owners and Management.
     The beneficial ownership of the Registrant’s common stock immediately after the consummation of the merger is described in the Proxy Statement in the Section entitled “Beneficial Ownership of Securities” beginning on page 154 and that information is incorporated herein by reference.
Directors and Executive Officers.
     The directors and executive officers the Registrant upon the consummation of the Merger Agreement are described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Ithaka Following the Merger” beginning on page 148 and that information is incorporated herein by reference.
Executive Compensation.
     The executive compensation of the Registrant’s executive officers and directors is described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Ithaka Following the Merger” beginning on page 148 and that information is incorporated herein by reference.
Certain Relationships and Related Transactions.
     The certain relationships and related party transactions of the Company are described in the Proxy Statement in the Section entitled “Certain Relationships and Related Party Transactions” beginning on page 156 and are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.
     The market price of and dividends on the Registrant’s common stock and related stockholder matters are described in the Proxy Statement in the Section entitled “Price Range of Ithaka Securities and Dividends” on page 165 and such information is incorporated herein by reference.
Recent Sales of Unregistered Securities.
     Reference is made to the disclosure described in the Proxy Statement in the Sections entitled “The Merger Agreement — Merger Consideration” beginning on page 78 and “The Merger Proposal — Factors Considered by Ithaka’s Board of Directors” and “— Interest of Ithaka’s Directors and Officers in the Merger” beginning on page 62, which re incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.
Description of Registrant’s Securities to be Registered.
     The description of the Registrant’s securities is contained in the Proxy Statement in the Section entitled “Description of Ithaka Common Stock and other Securities” beginning on page 162 and is incorporated herein by reference.
Indemnification of Directors and Officers.
     The Registrant’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.
     Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.
     “Section 145. Indemnification of officers, directors, employees and agents; insurance.
     (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
     (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
     (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.
     (e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.
     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.
     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.
     (h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.
     (i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.
     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”
Financial Statements and Supplementary Data.
     Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company and the Registrant.
Financial Statements and Exhibits.
     Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the Registrant.

Item 2.02 Results of Operations and Financial Condition.
     Reference is made to the disclosure contained in the Proxy Statement in the Section entitled “Alsius’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 131, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     Reference is made to the disclosure described in the Proxy Statement in the Sections “The Merger Agreement — Merger Consideration” beginning on page 78 and “The Merger Proposal — Factors Considered by Ithaka’s Board of Directors” and “— Interest of Ithaka’s Directors and Officers in the Merger” beginning on page 62, which re incorporated herein by reference. The Registrant is relying on the exemption from registration under Section 4(2) of the Securities Act of 1933 for the shares issued in the merger.
Item 3.03 Material Modification to Rights of Security Holders.
     Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Article Sixth Amendment Proposal” on page 98, which is incorporated herein by reference.
Item 4.01 Changes in Registrant’s Certifying Accountants.
     Prior to the consummation of the merger, Goldstein Golub Kessler LLP (“GGK”) served as the Registrant’s independent registered public accounting firm. In connection with the merger, the Registrant made the decision to change its independent registered public accounting firm to Deloitte & Touche LLP (“Deloitte”). The dismissal of GGK and the appointment of Deloitte as the Registrant’s independent registered public accounting firm was approved by the Registrant’s Board of Directors.
     No accountant’s report issued by GGK on the financial statements of the Registrant for either of the past two fiscal years or any subsequent interim period contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant’s two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 through the closing date of the merger, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company’s two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 through the closing date of the merger.
     The Registrant furnished a copy of this disclosure to GGK and requested that GGK furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of this letter is filed as Exhibit 16.1 to this Current Report.

     During the last two fiscal years and subsequent interim periods, Deloitte has not consulted with the Registrant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) or (a)(1)(v) and related instructions of Item 304 of Regulation S-K.
Item 5.01 Changes in Control of Registrant.
     Reference is made to the disclosure described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 77, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective as of the Closing and as a result of the merger between Merger Sub with and into Alsius, Mr. John M. Glazer resigned from his positions as a director and officer of Ithaka. Ms. Wende S. Hutton and Messrs. William J. Worthen, Jack W. Lasersohn, Gregory D. Waller and Kurt C. Wheeler became directors of the Registrant. In addition, Mr. Worthen became President and Chief Executive Officer of the Registrant, Mr. Brett L. Scott became Chief Financial Officer of the Registrant, Mr. Kenneth A. Collins became Executive Vice President, Regulatory, Clinical, Quality and Research & Development, Mr. H. Michael Ameli became Vice President, Manufacturing, and Ms. Suzanne C. Winter became Vice President, Worldwide Sales and Marketing of the Registrant. Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Directors and Executive Officers of Ithaka Following the Merger” beginning on page 148, which is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     In connection with the approval of the above described transaction, the Ithaka stockholders adopted (i) an amendment to Ithaka’s Certificate of Incorporation to change the name of Ithaka to Alsius Corporation (ii) an amendment to Ithaka’s Certificate of Incorporation to increase the number of authorized shares of Ithaka common stock from 35,000,000 to 75,000,000 and (iii) an amendment to Ithaka’s Certificate of Incorporation to remove the preamble and sections A through D of Article Sixth from the Certificate of Incorporation, as those provisions are no longer operative upon consummation of the merger. The Form of Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.
Item 5.06 Change in Shell Company Status.
     The material terms of the transaction by which Merger Sub merged with and into Alsius, whereby Alsius became a wholly owned subsidiary of the Registrant are described in the Proxy Statement in the Section entitled “The Merger Agreement” beginning on page 77 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
Financial Statements.
     Financial statements for the quarter ended March 31, 2007, as well as the unaudited pro forma consolidated financial statements for such period is attached hereto. Additionally, the financial statements and selected financial information of the Company and the Registrant are included in the Proxy Statement in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Combined Condensed Financial Statements” and “Index to Financial Statements” beginning on pages 22, 96 and F-1, respectively, and are incorporated herein by reference.
Exhibits.

Exhibit	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 23, 2007, by and among Ithaka Acquisition Corp., Ithaka Sub Acquisition Corp. and Alsius Corporation (Included as Annex A of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Ithaka Acquisition Corp. (Included as Annex B of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

3.2	Bylaws (incorporated by reference from Exhibit 3.2 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.1	Specimen Unit Certificate (incorporated by reference from Exhibit 4.1 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate (incorporated by reference from Exhibit 4.3 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

10.1	Warrant Clarification Agreement, dated October 19, 2006, by and between Ithaka Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 19, 2006 and filed on October 20, 2006)

10.2	Form of Unit Purchase Option, dated October 19, 2006 (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 19, 2006 and filed on October 20, 2006)

10.3	Form of Lock-Up Agreement (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

Exhibit	Description
10.4	Form of 2006 Equity Incentive Plan (Included as Annex C of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

10.5	Form of Escrow Agreement by and among Ithaka Acquisition Corp., Kurt Wheeler and Wende Hutton, as representatives of former shareholders and noteholders of Alsius Corporation, and Continental Stock Transfer & Trust Company (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

10.6	Industrial Lease for facilities in Irvine, California (incorporated by reference from Exhibit 10.6 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.7	Form of Indemnification Agreement between Alsius Medical Corporation (fka Alsius Corporation) and its Officers and Directors (incorporated by reference from Exhibit 10.8 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.8	Exclusive License Agreement, dated November 1999, by and between the Regents of the University of California and Alsius Medical Corporation (fka Alsius Corporation), and First Amendment to Exclusive License Agreement, dated October 25, 2000 (incorporated by reference from Exhibit 10.9 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.9	Nonexclusive License Agreement, dated May 14, 1999, by and between Baxter Healthcare Corporation and Alsius Medial Corporation (fka Alsius Corporation) (incorporated by reference from Exhibit 10.10 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.10	Master Security Agreement, dated May 31, 2005, by and between Oxford Finance Corporation and Alsius Medical Corporation (fka Alsius Corporation) (incorporated by reference from Exhibit 10.11 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.11	Credit and Security Agreement, dated February 22, 2007, by and among Alsius Medical Corporation (fka Alsius Corporation), Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, and as Administrative Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender*

10.12	First Amendment to Credit and Security Agreement, dated May 11, 2007, by and between Alsius Medical Corporation (fka Alsius Corporation) and Merill Lynch Capital, individually as a Lender, and as Administrative Agent*

10.13	Unsecured Promissory Note of Alsius Medical Corporation (fka Alsius Corporation), dated June 12, 2007, in favor of Cheyne Leverage Fund L.P.*

10.14	Unsecured Promissory Note of Alsius Medical Corporation (fka Alsius Corporation), dated June 12, 2007, in favor of Cheyne Fund L.P.*

16.1	Letter from Goldstein Golub Kessler LLP*

21.1	List of Subsidiaries*

99.1	Press Release announcing approval of Merger dated October 4, 2006 (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

99.2	Press Release announcing stockholder approval of Merger dated June 21, 2007*

99.3	Press Release announcing the Closing dated June 22, 2007*

*	Filed Herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 27, 2007

ALSIUS CORPORATION
By:	/s/ Brett L. Scott
	Name:	Brett L. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 23, 2007, by and among Ithaka Acquisition Corp., Ithaka Sub Acquisition Corp. and Alsius Corporation (Included as Annex A of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

3.1	Amended and Restated Certificate of Incorporation of Ithaka Acquisition Corp. (Included as Annex B of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

3.2	Bylaws (incorporated by reference from Exhibit 3.2 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.1	Specimen Unit Certificate (incorporated by reference from Exhibit 4.1 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.2	Specimen Common Stock Certificate*

4.3	Specimen Warrant Certificate (incorporated by reference from Exhibit 4.3 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.4	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.4 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

4.5	Warrant Agreement (incorporated by reference from Exhibit 4.5 to Registrant’s Registration Statement on Form S-1 (File No. 333-124521) filed May 2, 2005)

10.1	Warrant Clarification Agreement, dated October 19, 2006, by and between Ithaka Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 19, 2006 and filed on October 20, 2006)

10.2	Form of Unit Purchase Option, dated October 19, 2006 (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 19, 2006 and filed on October 20, 2006)

10.3	Form of Lock-Up Agreement (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

Exhibit	Description
10.4	Form of 2006 Equity Incentive Plan (Included as Annex C of the Definitive Proxy Statement (No. 000-51362), filed June 8, 2007 and incorporated by reference herein)

10.5	Form of Escrow Agreement by and among Ithaka Acquisition Corp., Kurt Wheeler and Wende Hutton, as representatives of former shareholders and noteholders of Alsius Corporation, and Continental Stock Transfer & Trust Company (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

10.6	Industrial Lease for facilities in Irvine, California (incorporated by reference from Exhibit 10.6 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.7	Form of Indemnification Agreement between Alsius Medical Corporation (fka Alsius Corporation) and its Officers and Directors (incorporated by reference from Exhibit 10.8 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.8	Exclusive License Agreement, dated November 1999, by and between the Regents of the University of California and Alsius Medical Corporation (fka Alsius Corporation) and First Amendment to Exclusive License Agreement, dated October 25, 2000 (incorporated by reference from Exhibit 10.9 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.9	Nonexclusive License Agreement, dated May 14, 1999, by and between Baxter Healthcare Corporation and Alsius Medial Corporation (fka Alsius Corporation) (incorporated by reference from Exhibit 10.10 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.10	Master Security Agreement, dated May 31, 2005, by and between Oxford Finance Corporation and Alsius Medical Corporation (fka Alsius Corporation) (incorporated by reference from Exhibit 10.11 to Alsius Corporation’s Registration Statement on Form S-1 (File No. 333-133554) filed April 26, 2006)

10.11	Credit and Security Agreement, dated February 22, 2007, by and among Alsius Medical Corporation (fka Alsius Corporation), Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, and as Administrative Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender*

10.12	First Amendment to Credit and Security Agreement, dated May 11, 2007, by and between Alsius Medical Corporation (fka Alsius Corporation) and Merill Lynch Capital, individually as a Lender, and as Administrative Agent*

10.13	Unsecured Promissory Note of Alsius Medical Corporation (fka Alsius Corporation), dated June 12, 2007, in favor of Cheyne Leverage Fund L.P.*

10.14	Unsecured Promissory Note of Alsius Medical Corporation (fka Alsius Corporation), dated June 12, 2007, in favor of Cheyne Fund L.P.*

16.1	Letter from Goldstein Golub Kessler LLP*

21.1	List of Subsidiaries*

99.1	Press Release announcing approval of Merger dated October 4, 2006 (incorporated by reference from Registrant’s Current Report on Form 8-K dated October 3, 2006 and filed on October 4, 2006)

99.2	Press Release announcing stockholder approval of Merger dated June 21, 2007*

99.3	Press Release announcing the Closing dated June 22, 2007*

*	Filed Herewith